Exhibit 10.24

Amendment to Employment Agreement

WHEREAS, ProPetro Holding Corp., a Texas corporation (the “Company”), entered into an Employment Agreement, dated April 17, 2013 (the “Agreement”), with Dale Redman (the “Executive”).

WHEREAS, pursuant to the Agreement, the Company employs the Executive to perform services as the Chief Executive Officer of the Company (the “CEO”).

WHEREAS, Section 2(c) of the Agreement mistakenly refers to the Executive serving subject to the direction of the CEO and reporting to the CEO.

NOW, THEREFORE, BE IT RESOLVED, that, sub clauses (i) and (ii) of Section 2(c) of the Agreement are hereby deleted in their entirety and respectively replaced with the following:

“(i) shall serve as the Chief Executive Officer of the Company, with responsibilities, duties and authority customary for such positions, subject to direction by the Board of Directors of the Company;”

“(ii) shall report to the Board of Directors of the Company;”

PROPETRO HOLDING CORP.

By:	/s/ Jeffrey D. Smith
	Name:	Jeffrey D. Smith
	Title:	CFO

DALE REDMAN

/s/ Dale Redman